Asset Purchase Agreement with Azaya Therapeutics	3 Months Ended
Mar. 31, 2019
Business Combinations [Abstract]
Asset Purchase Agreement with Azaya Therapeutics
5.	Asset Purchase Agreement with Azaya Therapeutics

On February 15, 2017 (the “Closing Date”), we completed the acquisition from Azaya Therapeutics, Inc. (“Azaya”) of certain tangible assets which consisted of a research lab, equipment and leasehold improvements and the assumption of certain of liabilities of Azaya, pursuant to an Asset Purchase Agreement (the “Agreement”). The book value of the tangible assets acquired was approximately $3.0 million at the acquisition date. The assets acquired are located in a facility rented in San Antonio, TX, by Plus. In addition, pursuant to the Agreement, we acquired intangible assets comprised of two drug candidates in process research and development (IPR&D) stage (i) ATI-0918, a generic bioequivalent formulation of Doxil ® /Caelyx ® , a chemotherapy drug that is a liposomal formulation of doxorubicin; and (ii) ATI-1123, a chemotherapy drug that is a liposomal formulation of docetaxel.

At the closing of the acquisition, we (i) issued 117,325 of shares of our common stock in Azaya’s name, (A) 87,994 of which were delivered to Azaya promptly after the Closing, and (B) 29,331 of which were deposited into a 15-month escrow pursuant to a standard escrow agreement; and (ii) assumed the obligation to pay approximately $1.8 million of Azaya’s existing payables, all of which were paid prior December 31, 2017.  At the Closing Date, Azaya had no employees and therefore no Azaya employees were transitioned to us.

In addition, as of the Closing Date, the Company committed to certain contingent consideration to: (i) pay Azaya fixed commercialization milestone payments based upon achievement of certain net sales milestones for ATI-0918; (ii) make certain earn-out payments to Azaya equal to a mid-single-digit percentage of net sales of ATI-0918; and (iii) make certain earn-out payments to Azaya equal to a low single-digit percentage of net sales of any product (ATI-0918 is the “Generic Product” and ATI-1123 is the “Patented Product”), including ATI-1123, that practices a claim in the related patent assigned by Azaya to the Company (the “ATI-1123 Patent”).  Our aggregate earn-out payment obligations to Azaya from global net sales of both ATI-0918 and any Patented Product will not exceed $100.0 million (the “Earn-Out Cap”).

Further, the Agreement provides that if we enter into certain assignments, licenses or other transfers of rights to a Patented Product or the ATI-1123 Patent, we will pay Azaya a percentage in the low to mid-teens of the consideration received by us, provided, that our aggregate payment obligation to Azaya for any such assignment, license or other transfer of rights will not exceed $50.0 million.

If the Company or its successors, sublicenses or transferees sells a competing product to ATI-0918 at any time prior to satisfaction of the Earn-Out Cap, other than because ATI-0918 fails to receive marketing authorization from the European Medicines Agency within a certain period of time or fails to generate a minimum threshold of net sales within a pre-determined amount of time, then 50% of the net sales of such competing product would be deemed to be net sales of ATI-0918 under the Agreement for purposes of calculating commercialization milestone payments and earn-out payments.

We accounted for the acquisition as an asset acquisition because the acquired set of assets did not meet the definition of a business. The total consideration of $4.3 million, which consists of $2.3 million related to the fair value of the common stock issued to Azaya at the acquisition date, $1.8 million in assumed liabilities and $0.2 million in acquisition costs, was allocated to the assets acquired based on their relative fair values at the time of acquisition. All other future payments were deemed contingent consideration which will be accounted for when the contingency is resolved and the consideration is paid or becomes payable.

When determining the fair value of tangible assets acquired, the Company estimated the cost to replace the tangible asset with a new asset, taking into consideration such factors as age, condition and the economic useful life of the asset. When determining the fair value of intangible assets acquired, the Company used a discounted cash flow model with key inputs being the applicable discount rate, market growth rates and the timing and amount of future cash flows. The acquired IPR&D is in the early stage of development. Additional research, pre-clinical studies, and regulatory approvals must be successfully completed prior to selling any product. Because there is no current alternative use for the IPR&D, following the authoritative accounting guidance, the Company has expensed it in full on the Closing Date. The Company measured the fair value of the shares issued as consideration in the acquisition of the assets based on the stock price at the acquisition date. Transaction costs directly related to the acquisition of the assets have been capitalized. The total consideration was allocated on a relative fair value basis to the assets acquired, as follows (in thousands):

February 15, 2017
Tangible assets	$2,586
Intangible assets	1,686
Total assets	$4,272

Accounts payable	$1,796
Fair value of the common stock issued	2,311
Transaction costs	165
Total consideration	$4,272